Exhibit 10.32

GREENWICH INSURANCE COMPANY

COMMERCIAL SURETY GENERAL INDEMNITY AGREEMENT

This Agreement of Indemnity, made and entered into this 4th day of January is executed by the Undersigned for the purpose of inderrmifying from all losses and costs of any kind GREEWICH INSURANCE COMPANY, herein referred to as "Surety", in connection with any Bonds on which GREENWICCH INSURANCE COMPANY is now or hereafter may become Surety for or at the request of any of the following as Principal:

Labor Ready Inc.

In consideration of the execution of any such Bonds for Principal and as an inducement to such execution by Surety, the Undersigned, jointly and severally, agree as follows:

I .        DEFINITIONS – The following definitions apply in this Agreement:

          Bond: Any surety bond, undertaking, guaranty or other contractual obligation undertaken by Surety on behalf of or at the request of Principal, before or after the date of this Agreement, and any renewal or extension of said obligation.

          Principal: The persons or entities set forth above, their subsidiaries, affiliates, successors, executors, administrators, personal representatives and assigns, now in existence or hereafter formed or acquired and/or any one of them or any combination thereof, or their successors in interest, whether alone or in joint venture with others named herein or not.

          Undersigned: The Principal and all other persons or entities executing this Agreement, their successors, executors, administrators, personal representatives and assigns.

          Surety: GREENWICH INSURANCE COMPANY, its affiliates, subsidiaries or reinsurers, and any other persons or entities which it may procure to act as a surety, co-surety or obligor on any Bond, or any other person or entity who executes 3 Bond at its request.

2.         INDEMNITY

(a)        Undersigned agrees to pay to Surety upon demand:

          (i)       all losses, costs, damages, attorneys' fees, including outside or in-house counsel staff, and expenses of whatever kind or nature which Surety may incur or pay by reason of, or in consequence of, the execution by Surety of any Bond and/or in enforcing the terms of this Agreemen~ with interest thereon;

          (ii)      the amount of any claim made against Surety on any Bond, whether disputed or not. This sum may be used by Surety to pay such claim or be held by Surety as collateral security against loss on any Bond. Such collateral may be hold by Surety until it has received evidence satisfactory to Surety of its complete discharge from all claims or potential claims under any Bond(s), and until it has been fully reimbursed for all loss, cost, expenses and attorneys' fees incurred by reason of its issuance of any Bond(s) and in enforcing this Agreement and unpaid premiums. Surety shall be under no obligation to invest or provide any return on any such collateral deposited with it.

          (iii)     any premium due for any Bond at a rate equal to that charged by Surety for such bonds and any renewal premiums until such time as adequate proof is presented to Surety discharging it from any further liability relating to or arising out of such Bond.

(b)       Regarding claims against Surety:

          (i)       Undersigned shall exonerate, indemnify and keep Surety indemnified against any liability with respect to such claims.

          (ii)      Surety shall have the exclusive right for itself and Undersigned to determine in good faith, in its sole and absolute discretion, whether any claim or suit upon any Bond shall, on the basis of liability, necessity, expediency or otherwise, be paid, settled, compron–dsed, defended or appealed to protect Surety's rights or interests or reduce Surety's liability or alleged liability, whether or not such liability, necessity or expediency exists.

          (iii)     Surety shall have the right to incur such expenses in handling a claim and in enforcing this Agreement as it in good faith shall deem necessary or expedient, including but not limited to the expenses for investigative accounting, technical and legal services.

          (iv)     "Good faith" as used in this Agreement shall mean honesty in fact and the absence of willful misfeasance, malfeasance, fraud or corruption.

          (v)      Surety shall have the foregoing rights regardless of the fact that Undersigned may have assumed or offered to assume the defense of Surety upon such claim. In any claim or suit hereunder, an itemized statement of the aforesaid losses and expenses, sworn to by an officer of Surety or the vouchers or other evidence of disbursement by Surety shall be prima facie evidence of the fact and amount of the liability hereunder of Undersigned.

          (vi)     Repeated actions may be maintained by Surety on this instrument as breaches of it occur without any prior action operating as a bar to any subsequent action.

          (vii) Undersigned shall authorize Surety to join any and all of the Undersigned as defendants in any action, regardless of venue, against Surety arising out of or relating to any Bond, and to enforce the obligations hereunder directly against any of the Undersigned and without the necessity of first proceeding against Principal.

          (viii)    If Undersigned, or any of them, demands that Surety not pay or perform in response to a claim under a Bond, and Surety complies with such demand, Undersigned agree to exonerate, indemnify and hold Surety harmless from any and all damages which may be imposed upon Surety, including, but not limited to, any claim for consequential or punitive damages based upon any assertion that Surety acted in bad faith in connection with any such claim.

3.         GENERAL PROVISIONS

          (a) Surety may, without giving notice thereof to Undersigned, consent or refuse to consent to changes to a Bond, including, but not limited to, increases or decreases in the penal sum of the Bond and changes to the underlying obligations secured by the Bond, and any such action shall not impair, waive or diminish the obligations of Undersigned under this Agreement.

          (b) Surety shall have the right at its option and in its sole discretion, to issue, cancel or decline the execution of any Bond, or renewal thereof, notwithstanding its execution of any other Bond or undertaking for or on behalf of the Principal.

          (c) Until Surety has been furnished with conclusive evidence of its discharge without loss from all Bonds, and until Surety has been otherwise fully indemnified as hereunder provided, Surety shall have the right of free access to the books, records and accounts of Undersigned for the purpose of examining and copying them. Undersigned hereby authorize third parties, including but not limited to depositories of funds of Undersigned, to furnish to Surety any information requested by Surety in connection with any transaction. Surety may furnish any information, which it now has or may hereafter acquire concerning Undersigned to other persons, firms or entities for the purpose of procuring co-suretyship or reinsurance or of advising such persons, firms, or entities as it may deem appropriate.

          (d) Surety shall have every right, defense or remedy which a personal Surety without compensation would have, including the tight of exoneration, and the right of subrogation.

          (e) Undersigned shall, upon the request of Surety, procure the discharge of Surety from any Bond and all liability by reason thereof. If such discharge is unattainable, Undersigned shall, if requested by Surety, either deposit collateral with Surety, acceptable to Surety, sufficient to cover all exposure under such Bond or Bonds, or make provisions acceptable to Surety for the funding of the bonded obligation(s).

          (f) Undersigned warrant that each of them is specifically and beneficially interested in obtaining each Bond and agree to pay the initial, renewal, and additional premiums thereon according to Surety's current rate manual or rate filings recognizing that the initial premium is fully earned upon execution of each Bond. Renewal premiums shall be paid until Undersigned shall serve evidence satisfactory to Surety of its discharge or release from each Bond and all liability arising out of or relating thereto.

          (g) Surety is not a fiduciary and owes no fiduciary obligations to Undersigned.

          (h) Undersigned agree to submit themselves to personal jurisdiction in whatever jurisdiction in which Surety sustains or pays any loss for which Undersigned are liable hereunder and in whatever jurisdiction Surety may be Sued as a consequence of its having issued any Bond. With respect to any action brought by Surety on this Agreement in a jurisdiction in which one or more of the Undersigned reside, are domiciled, are doing business or are found, each of the Undersigned who are not in the jurisdiction hereby designates each of the Undersigned in such jurisdiction as his agent to receive on his behalf service of process in such action.

          (i) Interest shall be paid by Undersigned to Surety on the amount of all expenditures made by Surety for which it is entitled to reimbursement hereunder from the date of each such expenditure until repaid in full. The unpaid principal amount owing with respect to such expenditures shall bear interest at the rate of nine percent (9%) per annum. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed. Anything herein to the contrary notwithstanding, the obligations , Undersigned hereunder shall be subject to the limitation that payments of interest shall not be required to the extent that receipt any such payment by Surety would be contrary to provisions of law applicable to Surety limiting the maximum rate of interest which may be charged or collected by Surety.

          (j) Bonds may be issued for the purpose of providing assurances to obligees under the Bonds concerning performance or fulfillment of certain contractual, statutory or other undertakings by the Principal, all as described in more detail in each individual Bond. This agreement is intended to cover the full range of different types of Bonds which might be issued by Surety, and nothing in this Agreement shall be construed to limit the types of Bonds covered by this Agreement. To the extent that particular provisions of this Agreement are applicable only to certain types of Bonds, the inclusion of such provisions in this Agreement is for the purpose of specifying in more detail the parties' rights and obligations with respect to such types of Bonds and their inclusion shall not limit the applicability of other provisions of this Agreement to other types of Bonds.

          (k) Undersigned agree that Surety need not give to Undersigned notice of execution of any Bond, of any Default, the making of any claim against Surety, or of any act, fact or information coming to the notice or knowledge of Surety concerning or affecting its rights or liabilities under any Bond or the rights or liabilities of Undersigned hereunder, notice of all such being hereby expressly waived.

          (1) Each of the Undersigned further affirms that Bonds are a credit relationship and hereby authorizes Surety, or any authorized agent, to gather such credit information it considers necessary and appropriate for purposes of evaluating whether such credit should be effected or continued, for purposes of enforcing or evaluating the possible enforcement of this Agreement or for any other purpose.

          (m) If the execution of this Agreement by any of the Undersigned shall, be found defective or invalid for any reason, such defect or invalidity shall not affect the validity of this Agreement with respect to any other of the Undersigned. In the event any of the Undersigned shall fail to execute this instrument or become insolvent, or in the event any of the Undersigned who execute this Agreement, shall not be bound for any reason, the other Undersigned shall, nevertheless, be bound hereunder for the full amount of the liability as aforesaid. The invalidity of any provision of this Agreement by reason of the law of any state or for any other reason shall not affect the validity of any other provision of this Agreement, and Undersigned shall remain fully bound and liable hereunder to Surety to the same extent as if the invalid provision had not existed.

          (n) Liability of Undersigned hereunder shall not be affected by

          (i)       the failure of Principal to sign any Bond;

          (ii)      any claim that other indemnity or security was to have been obtained,

          (iii)     the release of any indemnity, and

          (iv)     the return or exchange of any collateral that may have been obtained.

          (o) The obligations of Undersigned are joint and several. Surety need not proceed against Principal or any of the Undersigned, or any third party, or exhaust or avail itself of any other legal remedy or of any collateral.

          (p) Undersigned agree to give Surety prompt notice of any facts which might give rise to a claim upon any Bond.

          (q) This Agreement may not be changed or modified orally. No change or modification shall be effective unless specifically agreed to in writing. Surety shall have the right to fill in any blanks left herein and to correct any errors by filling in any blanks herein.

          (r) If any Bonds are issued in connection with Principal's performance of a contract, Principal hereby assigns the proceeds of, and its rights in, such contract to Surety, but only in the event of a default of the Principal under such contract or default of Undersigned hereunder. In connection with said assignrnent this Agreement shall constitute and Surety may file or record this Agreement as a security agreement and/or financing statement under the Uniform Commercial Code or any other law. The filing or recording of such document shall be solely at the option of Surety and the failure to do so shall not release or impair any of the obligations of Undersigned under this Agreement. Any copy of this Agreement certified as such by Surety shall be considered an original for purposes of filing as a financing statement.

          (s) Failure by Surety to take any action or assert any right hereunder shall not be a waiver of any Surety rights hereunder or as provided by law.

          (t) The rights of Surety under this Agreement are in addition to and not in lieu of any other rights the Surety may have with respect to Undersigned by contract or operation of law.

          (u) Undersigned waive any defense that this instrument was executed subsequent to the date of any such Bond, admitting and covenanting that such Bond was executed pursuant to Undersigned's request and in reliance on Undersigned's promise to execute this instrument.

          (v) Wherever used in this instrument, the plural shall include the singular, the singular shall include the plural, and the neuter shall include both genders as the circumstances require.

4.         POWER OF ATTORNEY–Undersigned hereby irrevocably appoint Surety as its/their attorney-in-fact with the power, but not the obligation, to exercise all rights and execute all documents on behalf of Undersigned in order to give full effect to the obligations of Undersigned under this Agreement.

5.        WAIVER OF TRIAL BY JURY –Undersigned hereby waive trial by jury in any action or proceeding to which any or all of the Undersigned and Surety may be parties, arising out of or in any way pertaining to this Agreement. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedinp, including claims against parties who are not parties to this Agreement.

6.         TERMINATION – This Agreement is a continuing obligation of Undersigned unless terminated by written notice to Surety as provided hereafter. In order to terminate liability as to future Bonds of Principal, Undersigned must:

          (a) give written notice of such termination by means of certified mail to Surety at its office at lGreenwich Plaza, Greenwich, CT 06836, with a copy to General Agent Avalon Risk Associates, Inc. 160 Water Street 16th F1 New York, NY 10038; and

          (b) state in such notice the effective date (not less than thirty days after receipt thereof by Surety) of termination of such Undersigneds liability for future Bonds. After the effective date of such termination by giving notice, Undersigned shall nonetheless be liable hereunder for Bonds executed or authorized prior to such date, Bonds which Surety has otherwise become obligated to issue prior to such date, and renewals, substitutions and extensions thereof Such termination of liability as to an Undersigned shall in no way affect the obligation of any other Undersigned who has not given notice as herein provided

7.       REPRESENTATIONS – EACH OF THE UNDERSIGNED REPRESENTS TO SURETY THAT HE HAS CAREFULLY READ THE ENTIRE AGREEMENT AND THAT THERE ARE NO OTHER AGREEMENTS OR UNDERSTANDINGS WHICH IN ANY WAY LESSEN OR MODIFY THE OBLIGATIONS SET FORTH HEREIN, OR, TO THE EXTENT SUCH OTHER AGREEMENTS OR UNDERSTANDINGS EXIST, THEY ARE HEREBY SUPERSEDED BY THIS AGREEMENT.

8.       IN TESTUAONY WHEREOF, Undersigned, intending to be legally bound hereby, have hereunder set their hands and affixed their seals as of the 4th day of January, 2001.

Principals:

Witness or Attest:	Name: Labor Ready, Inc.

/s/ Ronald L. Junck	/s/ Richard L. King, President / CEO